UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 30, 1997 (June 16, 1997)


                    WAINOCO OIL CORPORATION
     (Exact name of registrant as specified in its charter)






          Wyoming                     1-7627              74-895085
(State of other jurisdiction       (Commission          (IRS Employer
     of incorporation)             File Number)     Identification No.)






     10000 Memorial Drive, Suite 600
              Houston, Texas                          77024-3411
 (Address of principal executive offices)             (Zip Code)






Registrant's telephone number, including area code: (713) 688-9600



                         Not Applicable
-------------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 16, 1997, Wainoco Oil Corporation and subsidiaries (Wainoco or the Company) completed the sale of all its Canadian oil and gas properties to Numac Energy Inc. (the Disposition). The transaction was initiated by the Company
through a negotiated bid process in order to maximize shareholder value.   The
oil and gas assets were located in British Columbia and Alberta and included approximately 94 billion cubic feet of natural gas, 1.7 million barrels of oil, condensate and natural gas liquids, 121,500 net undeveloped acres and a significant amount of seismic data. Additionally, value was received for certain Canadian income tax pools of the Company.

The contract purchase price of C$133.6 million was adjusted from the January 1,
1997 effective date of the sale to June 16, 1997.   Net proceeds after these
adjustments, transaction expenses and severance costs are approximately C$126.7 million (US$91.4 million) as of June 16, 1997.

Wainoco intends to use the net proceeds from the Disposition to repay $57.5 million principal amount of debt obligations of the Company. The remaining net proceeds will be used to fund future growth activities or repay additional debt obligations.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


                Item                                             Page
     ----------------------------------------------------        ----
     (b) Pro Forma Financial Information                           3

     Pro Forma Condensed Consolidated Balance
       Sheet as of March 31, 1997                                  4

     Pro Forma Condensed Consolidated Statement
       of Operations for the Year Ended December 31, 1996          5

     Pro Forma Condensed Consolidated Statement
       of Operations for the Three Months Ended March 31, 1997     6

     Notes to Pro Forma Condensed Consolidated
       Financial Statements                                        7

     (c) Exhibit

     2.1 Purchase and Sale Agreement, dated May 5, 1997, between Wainoco Oil Corporation and the buyer, Numac Energy Inc.

ITEM 7(b)  UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information of Wainoco is based on the historical financial statements of Wainoco, adjusted to give effect to the Disposition and the intended repayment of $57.5 million principal amount of debt obligations. The pro forma condensed consolidated financial information is not necessarily indicative of the results that actually would have occurred if the Disposition and debt repayment had been in effect on the dates indicated or which may be obtained in the future. The pro forma condensed financial information should be read in conjunction with the Wainoco's annual report on Form 10-K for the year ended December 31, 1996 and Wainoco's quarterly report on Form 10-Q for the three months ended March 31, 1997. The pro forma balance sheet as of March 31, 1997 assumes the Disposition and debt repayment occurred as of March 31, 1997. The pro forma statements of operations for the year ended December 31, 1996 and the three months ended March 31, 1997 assume the Disposition and debt repayment occurred as of January 1, 1996.


               WAINOCO OIL CORPORATION AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            March 31, 1997
                       (Unaudited, in thousands)

                                                                    Canadian
                                                  Historical       Oil and Gas        Pro Forma        Pro Forma
                                                   Wainoco          Divested         Adjustments        Wainoco
                                                  -----------      -----------     ---------------    -----------

ASSETS
Current Assets:
   Cash and cash equivalents                      $    5,154       $        -      $   90,300  (a)    $   34,836
                                                                                      (60,618) (b)
   Receivables                                        20,394           (2,391)              -             18,003
   Inventory and other current assets                 31,807             (158)              -             31,649
                                                  -----------      -----------     -----------        -----------
     Total current assets                             57,355           (2,549)         29,682             84,488
                                                  -----------      -----------     -----------        -----------
Property and Equipment, at cost:
   Oil and gas properties, on a full cost basis      170,561         (170,561)              -                  -
   Refinery and pipeline                             143,595                -               -            143,595
   Furniture, fixtures and other equipment             3,666             (902)              -              2,764
                                                  -----------      -----------     -----------        -----------
                                                     317,822         (171,463)              -            146,359
                                                  -----------      -----------     -----------        -----------
Less - Accumulated depreciation, depletion
   and amortization                                  142,738         (104,000)              -             38,738
                                                  -----------      -----------     -----------        -----------
                                                     175,084          (67,463)              -            107,621

Other Assets                                           4,783                -          (1,039) (c)         3,744
                                                  -----------      -----------     -----------        -----------
                                                  $  237,222       $  (70,012)     $   28,643         $  195,853
                                                  ===========      ===========     ===========        ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Payables                                       $   35,586       $   (2,430)     $        -         $   33,156
   Accrued interest                                    3,564                -          (1,403) (b)         2,161
   Other accrued liabilities                           7,491                -               -              7,491
   Current maturities of long-term debt                2,500                -          (2,500) (b)             -
                                                  -----------      -----------     -----------        -----------
     Total current liabilities                        49,141           (2,430)         (3,903)            42,808
                                                  -----------      -----------     -----------        -----------

Long-Term Debt, net of current maturities:
   Revolving credit facilities                        14,600                -               -             14,600
   12% Senior Notes                                   97,000                -         (50,000) (b)        47,000
   7 % Convertible Subordinated Debentures            46,000                -               -             46,000
   10 % Subordinated Debentures                        4,941                -          (4,941) (b)             -
                                                  -----------      -----------     -----------        -----------
                                                     162,541                -         (54,941)           107,600
                                                  -----------      -----------     -----------        -----------

Other Liabilities                                      9,453             (120)              -              9,333

Commitments and Contingencies

Shareholders' Equity:
   Preferred stock
   Common stock                                       57,172                -               -             57,172
   Paid-in capital                                    81,767                -               -             81,767
   Retained earnings (deficit)                      (113,400)         (76,666)         90,300  (a)      (102,579)
                                                                                       (1,774) (b)
                                                                                       (1,039) (c)
   Cumulative translation adjustment                  (9,204)           9,204               -                  -
   Treasury stock                                       (248)               -               -               (248)
                                                  -----------      -----------     -----------        -----------
     Total Shareholders' Equity                       16,087          (67,462)         87,487             36,112
                                                  -----------      -----------     -----------        -----------
                                                  $  237,222       $  (70,012)     $   28,643         $  195,853
                                                  ===========      ===========     ===========        ===========



See accompanying notes to pro forma condensed consolidated financial statements.

                                    - 5 -

               WAINOCO OIL CORPORATION AND SUBSIDIARIES
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Year Ended December 31, 1996
              (Unaudited, in thousands except per share)



                                                                    Canadian
                                                  Historical       Oil and Gas        Pro Forma        Pro Forma
                                                   Wainoco          Divested         Adjustments        Wainoco
                                                  -----------      -----------     ---------------    -----------

Revenues:
   Refined products                               $  382,098       $        -      $        -         $  382,098
   Oil and gas sales                                  18,738          (18,738)              -                  -
   Other                                               3,116             (854)              -              2,262
                                                  -----------      -----------     -----------        -----------
                                                     403,952          (19,592)              -            384,360
                                                  -----------      -----------     -----------        -----------

Costs and expenses:
   Refining operating costs                          362,485                -               -            362,485
   Oil and gas operating costs                         4,986           (4,986)              -                  -
   Selling and general expenses                        8,639           (2,056)              -              6,583
   Depreciation, depletion and amortization           17,141           (8,123)              -              9,018
                                                  -----------      -----------     -----------        -----------
                                                     393,251          (15,165)              -            378,086
                                                  -----------      -----------     -----------        -----------

Operating Income (Loss)                               10,701           (4,427)              -               6,274
Interest Expense, net                                 17,406             (177)         (7,068) (d)         10,161
                                                  -----------      -----------     -----------        -----------

Income (Loss) Before Income Taxes                     (6,705)          (4,250)          7,068              (3,887)
Provision for Income Taxes                               187             (187)              -                   -
                                                  -----------      -----------     -----------        -----------

Income (Loss) From Continuing Operations          $   (6,892)      $   (4,063)     $    7,068         $    (3,887)
                                                  ===========      ===========     ===========        ===========

Average Number of Common
   Shares Outstanding                                                                                      27,257
                                                                                                      ===========
Income (Loss) From Continuing
   Operations Per Share                                                                               $      (.14)
                                                                                                      ===========



See accompanying notes to pro forma condensed consolidated financial statements.


               WAINOCO OIL CORPORATION AND SUBSIDIARIES
       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
               For the Three Months Ended March 31, 1997
              (Unaudited, in thousands except per share)


                                                                    Canadian
                                                  Historical       Oil and Gas        Pro Forma        Pro Forma
                                                   Wainoco          Divested         Adjustments        Wainoco
                                                  -----------      -----------     ---------------    -----------

Revenues:
   Refined products                               $   89,212       $        -      $        -         $   89,212
   Oil and gas sales                                   5,544           (5,544)              -                  -
   Other                                                 672             (314)              -                358
                                                  -----------      -----------     ---------------    -----------
                                                      95,428           (5,858)              -             89,570
                                                  -----------      -----------     ---------------    -----------

Costs and expenses:
   Refining operating costs                           91,149                -               -             91,149
   Oil and gas operating costs                         1,104           (1,104)              -                  -
   Selling and general expenses                        2,344             (552)              -              1,792
   Depreciation, depletion and amortization            4,746           (2,473)              -              2,273
                                                  -----------      -----------     ---------------    -----------
                                                      99,343           (4,129)              -             95,214
                                                  -----------      -----------     ---------------    -----------

Operating Income (Loss)                               (3,915)          (1,729)              -             (5,644)
Interest Expense, net                                  4,525              (66)         (1,767) (d)         2,692
                                                  -----------      -----------     ---------------    -----------

Income (Loss) Before Income Taxes                     (8,440)          (1,663)          1,767             (8,336)
Provision for Income Taxes                                39              (39)              -                  -
                                                  -----------      -----------     ---------------    -----------

Income (Loss) From Continuing Operations          $   (8,479)      $   (1,624)     $    1,767         $   (8,336)
                                                  ===========      ===========     ===========        ===========

Average Number of Common
   Shares Outstanding                                                                                     27,259
                                                                                                      ===========
Income (Loss) From Continuing
   Operations Per Share                                                                               $     (.31)
                                                                                                      ===========


See accompanying notes to pro forma condensed consolidated financial statements.

                        Wainoco Oil Corporation
    Notes to Pro Forma Condensed Consolidated Financial Statements


Pro Forma Adjustments:

   (a) To reflect Disposition net proceeds as of March 31, 1997. Actual proceeds will vary slightly for purchase price adjustments and changes in the Canadian dollar conversion rate to U.S. dollars after March 31, 1997. Wainoco estimates Disposition net proceeds and the gain on Disposition as of June 16, 1997, using the June 16, 1997 currency conversion rate, will be approximately $91.4 million and $23.2 million, respectively. No Canadian taxes are estimated to be payable due to available oil and gas deductions and net operating loss carryforwards. For U.S. federal income taxes, available net operating loss carryforwards will be utilized to offset the gain; however, alternative minimum taxes of approximately $800,000 are estimated to be payable. The estimated gain on the Disposition has not been presented in the accompanying pro forma statements of operations.

   (b) To reflect the intended repayment of long-term debt, principal amount of $57.5 million, accrued interest and redemption premium with proceeds from the Disposition. It is anticipated the actual retirement of 10-3/4% Subordinated Debentures will occur in October 1997 and repayment of 12% Senior Notes will occur in August 1997 at a redemption price of 103.43%. The ultimate amount of debt repayment with Disposition proceeds will depend upon investment opportunities available to Wainoco during 1997 and could vary significantly.

   (c) To reflect the reduction in debt issuance costs based on the intended debt repayment of $57.5 million from Disposition proceeds.

   (d) To reflect the reduction of interest expense for the intended principal repayment of $57.5 million of long term debt. Based on the principal repayment of $57.5 million, the Company will recognize an extraordinary loss on debt extinguishment of approximately $2.7 million due to the redemption premium of 103.43% on the 12% Senior Notes and reduction in debt issuance costs. The extraordinary loss has not been presented in the accompanying pro forma statements of operations.

                              SIGNATURES

   Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   WAINOCO OIL CORPORATION


                                   By: /s/ Julie H. Edwards
                                       -------------------------------
                                       Julie H.  Edwards
                                       Senior Vice President - Finance
                                       and Chief Financial Officer


Date: June 30, 1997